INCOME TAXES (Details Textual) - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Deferred Tax Assets, Valuation Allowance	$ 366,017	$ 148,162
Deferred Tax Assets, Net of Valuation Allowance	$ 366,017	$ 148,162
Effective Income Tax Rate Reconciliation, State and Local Income Taxes, Percent	40.00%	40.00%
Estimated Start Up Costs	$ 555,043	$ 190,000
Operating Loss Carryforwards	$ 360,000	$ 180,000